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GUIDESTONE FUNDS

Global Bond Fund, Real Estate Securities Fund, Growth Equity Fund and

Small Cap Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

May 26, 2015

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the above series of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (“Board”) and GuideStone Financial Resources of the Southern Baptist Convention, as the majority shareholder of each of the above series of the Trust, have approved: (1) an amended and restated Advisory Agreement among the Trust and GuideStone Capital Management, LLC, which incorporates an increase to the advisory fees payable by the Global Bond Fund of 0.04% (four basis points), Real Estate Securities Fund of 0.03% (three basis points) and Small Cap Equity Fund of 0.06% (six basis points); and (2) the appointment of two new sub-advisers, Jackson Square Partners, LLC and Loomis, Sayles & Company, L.P. (together, the “New Sub-Advisers”), to manage separate portions of the Growth Equity Fund’s portfolio.

There will be no changes to the Growth Equity Fund’s investment objective, principal investment strategies or principal risks, but the aggregate management fees of the Growth Equity Fund will increase by approximately 0.01% (one basis point) as a result of the appointments of the New Sub-Advisers.

The new sub-advisory agreements with the New Sub-Advisers have been approved in conjunction with the termination of sub-advisory agreements with Columbus Circle Investors and Rainier Investment Management, LLC (together, the “Legacy Sub-Advisers”), each on behalf of the Growth Equity Fund. Each of the New Sub-Advisers will manage a separate portion of the Growth Equity Fund’s portfolio, which will include portions previously managed by the Legacy Sub-Advisers.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637) and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
President

GUIDESTONE FUNDS

Global Bond Fund, Real Estate Securities Fund, Growth Equity Fund and

Small Cap Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at www.GuideStoneFunds.org/Disclosures.aspx

May 26, 2015

This document is an Information Statement for shareholders of the Global Bond Fund (“GBF”), Real Estate Securities Fund (“RESF”), Growth Equity Fund (“GEF”) and Small Cap Equity Fund (“SCEF”) (each a “Fund” and together, the “Funds”), each a series of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (“GSCM” or the “Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Fund’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent and administration and fund accounting agent to the Fund and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about May 26, 2015 to the shareholders of record of the Fund as of May 12, 2015 (the “Record Date”).

As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. In addition, GuideStone Financial Resources, as of the date of its approval, directly or indirectly controlled the vote of at least 60% of each Fund’s shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval. The Trust’s Board of Trustees (“Board”) and GuideStone Financial Resources have approved, as further described herein: (1) an increase in the advisory fee for the GBF, RESF and SCEF; and (2) an increase in the aggregate management fees for the GEF as a result of the appointments of two new sub-advisers, Jackson Square Partners, LLC and Loomis, Sayles & Company, L.P., to the GEF.

As described in the Funds’ prospectus, the assets of each Fund are, or may be, allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission to permit the Adviser and the Trust’s Board of Trustees (the “Board”) to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval, provided there is not an increase in the overall management and advisory fees payable by the Funds.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to our website at www.GuideStoneFunds.com.

Appendix A of this Information Statement lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B of this Information Statement lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Funds, as a group, owned less than 1% of the outstanding shares of each class of the Funds as of the Record Date.

I.	Introduction

On February 27, 2015, the Board voted to approve, and recommended that the shareholders of the applicable Funds vote to approve: (1) an increase to the advisory fee payable by the GBF of 0.04% (four basis points), RESF of 0.03% (three basis points) and SCEF of 0.06% (six basis points); and (2) the appointment of two new sub-advisers, Jackson Square Partners, LLC (“Jackson Square”) and Loomis, Sayles & Company, L.P. (“Loomis”) (each a “New Sub-Adviser” and together, the “New Sub-Advisers”), to manage separate portions of the assets of the GEF. The New Sub-Advisers replaced Columbus Circle Investors and Rainier Investment Management, LLC (together, the “Legacy Sub-Advisers”), which had served as two of the GEF’s sub-advisers. The investment objective, principal investment strategies and principal risks of the GEF will not change as a result of the appointments of the New Sub-Advisers; however, there will be an increase in the GEF’s aggregate management fees of approximately 0.01% (one basis point) based on current GEF assets. GuideStone Financial Resources, as the majority voting shareholder of the Trust and each Fund, has approved by written consents the increase in the advisory fees payable by the GBF, RESF and SCEF and the increase in the aggregate management fees caused by the appointments of the New Sub-Advisers to the GEF.

II.	Global Bond Fund, Real Estate Securities Fund and Small Cap Equity Fund: Approval of Changes to the Advisory Fees

Background. At a regular, in-person meeting held on February 26-27, 2015, the Board, including a majority of the Trustees who are not parties to the advisory agreement, dated August 27, 2001, as amended, between the Trust and the Adviser (the “Advisory Agreement”) or the Amended Advisory Agreement, as described below, and are not “interested persons” of any such party, as that term is defined within Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“1940 Act”) (“Independent Trustees”), unanimously approved a proposal to amend the Advisory Agreement on or about May 1, 2015 (“Amended Advisory Agreement”) and determined to recommend shareholder approval of the Amended Advisory Agreement. Under the Amended Advisory Agreement, the advisory fees for the GBF, RESF and SCEF would increase by 0.04% (four basis points), 0.03% (three basis points) and 0.06% basis points, respectively. The factors considered by the Board in approving the Amended Advisory Agreement are described below under the heading “Board Considerations.” Other than these changes to the fee schedule of the Amended Advisory Agreement, with respect to the GBF, RESF and SCEF, the terms of the Amended Advisory Agreement are identical to the former Advisory Agreement. In addition, with respect to certain other series of the Trust, the fee schedule to the Amended Advisory Agreement reflects an approval by the Board that resulted in a lower fee for those series, and other than these changes with respect to those series, the terms of the Amended Advisory Agreement are identical to the former Advisory Agreement.

Information about the Investment Adviser. The Funds have employed GSCM, a Texas limited liability company, as the Adviser. GSCM succeeded GuideStone Investment Services, formerly, GuideStone Capital Management, a Texas non-profit corporation, (“GSIS”) on May 1, 2014. Prior to May 1, 2014, GSIS provided investment advisory services to the Funds under the name of GuideStone Capital Management since August 27, 2001. The Adviser provides research, statistical, advisory and managerial services to the Funds in return for an advisory fee paid monthly. The Adviser is managed by GSIS and GuideStone Resources Management, Inc., a Texas corporation. GuideStone Financial Resources controls the Adviser. GuideStone Financial Resources also controls GuideStone Trust Services, a Texas non-profit corporation that serves as custodian of certain individual retirement accounts (“IRAs”) invested in series of the Trust. Thus, the Trust, the Adviser and GuideStone Trust Services are under the common control of GuideStone Financial Resources. GuideStone Financial Resources was established in 1918 and exists to assist churches and other Southern Baptist entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia non-profit corporation, is the sole member, and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. No person other than GuideStone Financial Resources owns 10% or more of the voting securities of any Fund. More information about GSCM is provided in Appendix C.

Description of the Advisory Agreement and the Amended Advisory Agreement. The Advisory Agreement was last approved by shareholders for SCEF on June 7, 2001 and for GBF and RESF on December 29, 2006 and was most recently approved by the Board at its September 11-12, 2014 meeting. Under the Advisory Agreement, each of the GBF, RESF and SCEF paid the Adviser an annual fee at the rate of 0.21%, 0.27% and 0.27%, respectively, of the Fund’s average daily net assets. For the fiscal year ended December 31, 2014, the Adviser received advisory fees from the GBF, RESF and SCEF of $714,201, $696,558 and $1,363,810, respectively, net of expenses reimbursed to the Fund.

The Amended Advisory Agreement became effective on or about May 1, 2015. Except as to compensation and effective date, the terms of the Amended Advisory Agreement are identical in all respects to the former Advisory Agreement between the Trust and the Adviser. A copy of the Amended Advisory Agreement is attached as Appendix D. Accordingly, the following description of the Amended Advisory Agreement applies equally to the former Advisory Agreement, except with respect to the fee schedule. The Amended Advisory Agreement will continue in effect with respect to a Fund only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of that Fund, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Amended Advisory Agreement, GSCM will serve as investment adviser to the Funds. With respect to the Funds, the Adviser is a “manager of managers,” continually monitoring the performance and operations of each Fund’s sub-advisers and the allocation of assets of the Funds among them. The Adviser oversees each sub-adviser’s adherence to its stated investment strategies and compliance with the relevant Fund’s investment objective, policies and limitations. The Adviser recommends to the Board the hiring of new sub-advisers. The Adviser also has the authority to give investment instructions for the purpose of facilitating the transition of Fund assets between sub-advisers and unaffiliated underlying funds.

The Amended Advisory Agreement does not protect the Adviser against liability to the Funds or its shareholders to which the firms might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of or breach of their duties and obligations under the Amended Advisory Agreement. The Amended Advisory Agreement will terminate automatically with respect to the Funds upon assignment. The Amended Advisory Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

It is expected that the Amended Advisory Agreement will have no effect on the nature, extent or quality of services being provided to the shareholders of the GBF, RESF and SCEF. Shareholders will continue to receive the same level and quality of services that they have been receiving.

Comparison of the Advisory Fees. The following tables show each Fund’s annual expenses (1) based on actual expenses incurred during each Fund’s fiscal year ended December 31, 2014; and (2) on a pro forma basis as if the Amended Advisory Agreement had been in effect during 2014.

The pro forma expenses should not be considered a representation of future expenses. Actual expense may be higher or lower than those shown as follows.

Global Bond Fund

Comparison of Fees and Expenses

As of December 31, 2014

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.46%	0.50%
Other expenses	0.36%	0.36%
Total annual operating expenses	0.82%	0.86%
Fee waiver & expense reimbursement(1)	(0.03)%	(0.03)%
Total annual operating expenses (after fee waiver & expense reimbursement)	0.79%	0.83%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 1.02% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses, and expenses incurred in connection with the short sales of securities). This contractual wavier and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2015. The “Fee waiver & expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the close of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 81	$ 85
3 Years	$ 259	$ 271
5 Years	$ 452	$ 474
10 Years	$ 1,011	$ 1,058

The following table reflects the advisory fee paid by the Fund to the Adviser for services rendered with respect to the Fund for the fiscal year period ended December 31, 2014, what the advisory fee paid would have been for the same period under the Amended Advisory Agreement and the increase for this time period.

	Fee Paid to Adviser (current, after fee waiver)*	Hypothetical Fee Paid to Adviser (under Amended Advisory Agreement and fee waiver)*	Increase / (Decrease)
Global Bond Fund	$714,201	$867,466	21%
*

The calculation of the “Fee Paid to Adviser (current, after fee waiver)” takes into consideration a shareholder servicing fee of 0.24%; whereas, the “Hypothetical Fee Paid to Adviser (under Amended Advisory Agreement and fee waiver)” takes into consideration a shareholder servicing fee of 0.25%, which became effective May 1, 2015, had it been in place during the fiscal year period ended December 31, 2014.

Real Estate Securities Fund

Comparison of Fees and Expenses

As of December 31, 2014

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.71%	0.74%
Other expenses	0.44%	0.44%
Total annual operating expenses	1.15%	1.18%

Expense Example

This example is intended to help you compare the close of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 117	$ 120
3 Years	$ 365	$ 375
5 Years	$ 633	$ 649
10 Years	$ 1,398	$ 1,432

The following table reflects the advisory fee paid by the Fund to the Adviser for services rendered with respect to the Fund for the fiscal year period ended December 31, 2014, what the advisory fee paid would have been for the same period under the Amended Advisory Agreement and the increase for this time period.

	Fee Paid to Adviser (current, after fee waiver)*	Hypothetical Fee Paid to Adviser (under Amended Advisory Agreement and fee waiver)*	Increase / (Decrease)
Real Estate Securities Fund	$696,558	$600,229	(14)%
*

The calculation of the “Fee Paid to Adviser (current, after fee waiver)” takes into consideration a shareholder servicing fee of 0.24%; whereas, the “Hypothetical Fee Paid to Adviser (under Amended Advisory Agreement and fee waiver)” takes into consideration a shareholder servicing fee of 0.25%, which became effective May 1, 2015, had it been in place during the fiscal year period ended December 31, 2014.

Small Cap Equity Fund

Comparison of Fees and Expenses

As of December 31, 2014

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional		Investor
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.90%	0.96%	0.90%	0.96%
Other expenses	0.09%	0.09%	0.34%	0.34%
Total annual operating expenses	0.99%	1.05%	1.24%	1.30%
Fee waiver & expense reimbursement(1)	(0.02)%	(0.02)%	(0.04)%	(0.09)%
Total annual operating expenses (after fee waiver & expense reimbursement)	0.97%	1.03%	1.20%	1.21%
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 1.12% for the Institutional Class and 1.21% for the Investor Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses, and expenses incurred in connection with the short sales of securities). This contractual wavier and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2015. The “Fee waiver & expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the close of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 99	$ 105	$ 122	$ 123
3 Years	$ 313	$ 332	$ 389	$ 403
5 Years	$ 545	$ 577	$ 677	$ 704
10 Years	$ 1,211	$ 1,281	$ 1,496	$ 1,560

The following table reflects the advisory fee paid by the Fund to the Adviser for services rendered with respect to the Fund for the fiscal year period ended December 31, 2014, what the advisory fee paid would have been for the same period under the Amended Advisory Agreement and the increase for this time period.

	Fee Paid to Adviser (current, after fee waiver)	Hypothetical Fee Paid to Adviser (under Amended Advisory Agreement and fee waiver)	Increase / (Decrease)
Small Cap Equity Fund	$1,363,810	$1,733,551	27%
*

The calculation of the “Fee Paid to Adviser (current, after fee waiver)” takes into consideration a shareholder servicing fee of 0.24%; whereas, the “Hypothetical Fee Paid to Adviser (under Amended Advisory Agreement and fee waiver)” takes into consideration a shareholder servicing fee of 0.25%, which became effective May 1, 2015, had it been in place during the fiscal year period ended December 31, 2014.

Board Considerations. In making its determination to approve the Amended Advisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by the Adviser. In evaluating the nature, quality and extent of the services to be provided by the Adviser under the Amended Advisory Agreement, the Board considered, among other things, that there were no differences between the Amended Advisory Agreement and the current Advisory Agreement, except for the advisory fee rate, and that there would not be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders. In this regard, the Board noted that it is expected that the Adviser will continue to provide high quality advisory services under the Amended Advisory Agreement, which include, but are not limited to, the following: (1) evaluating existing and potential sub-advisers to the Funds; (2) submitting recommendations to the Board concerning sub-advisers to be employed by particular Funds; (3) monitoring and reporting to the Board concerning investment results of the sub-advisers; (4) allocating each Fund’s assets among the sub-advisers; (5) coordinating the investment activities of the sub-advisers; (6) ensuring compliance with each Fund’s applicable investment restrictions and limitations; and (7) when appropriate, recommending that the Board terminate the services of sub-advisers employed by the Funds.

The Board also considered that it recently had performed its annual review of the current Advisory Agreement at its September 11-12, 2014 Board meeting, at which time it had determined that it was satisfied with the nature, extent and quality of services provided by Adviser to the Funds. In this regard, the Board noted, among other things, that it had considered the short- and long-term performance of each Fund over various time periods, the Adviser’s experience in serving as the investment adviser to the Funds, including managing the allocation of the Funds’ assets among the sub-advisers and overseeing the sub-advisers’ management of such assets; the experience and expertise of key personnel at the Adviser in providing investment management and administrative services, and the systems used by such persons, and the ability of the Adviser to attract and retain capable personnel; the reputation, compliance history, compliance program and financial condition of the Adviser; the Adviser’s oversight of the sub-advisers’ compliance with the Funds’ policies and objectives and oversight of general Fund compliance, including compliance with social restrictions and implementation of Board directives as they relate to the Funds. Based on its review of the materials provided and representations it received from the Adviser, the Board determined that if the Amended Advisory Agreement were to be approved, the Adviser would continue to provide advisory services that are appropriate in scope and extent in light of each Fund’s investment objective and policies.

The Board also reviewed detailed presentations by the Adviser regarding the comprehensive review process it used to recommend the changes to the advisory fee schedule, including the increase in the advisory fees to the GBF, RESF and SCEF. The Board considered the Adviser’s rationale for the changes to the advisory fees, which was namely to (i) reflect an improved methodology for setting advisory fees for current and future funds, which better reflects the costs associated with managing the funds; and (ii) appropriately balance the goal of a competitive fee structure for each Fund with achieving a reasonable level of profitability in relation to managing the Fund, consistent with the level of complexity and risk associated with the Fund. In addition, the Board considered the information provided by the Adviser to demonstrate the advisory fees previously set for the GBF, RESF and SCEF were too low and did not reflect an appropriate level of compensation to the Adviser in return for managing the Funds.

The Board also reviewed a fee analysis prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on fee and expense comparisons of other similar funds. The analysis compared each Fund with other funds that have similar investment styles and objectives and compared the share class of each Fund with other funds in a similar distribution channel. The Board analyzed the comparative fee and expense information for each Fund based upon current fee and expense information and the proposed fee and expense information, including comparative fee and expense information for each Fund based on a sampling of funds similar in asset size. The Board considered the comparative fee and expense information that had been provided in its evaluation of the management fees to be charged to each Fund.

The Board examined the performance information for the Investor Class of the Funds compared to the relevant benchmark and to Morningstar peer rankings, specifically for the three-, five- and 10-year average annual returns for the period ended December 31, 2014, noting the GBF had less than 10 years of performance history and Morningstar does not recognize the 10-year historical performance of the RESF. In addition, the Board examined the performance information for the Funds compared to Lipper peer rankings for the three-, five- and 10 year-periods ended December 31, 2014. Among Lipper peers, the Board noted the GBF ranked in the first quartile for the three- and five-year period ended December 31, 2014, and that the GBF had less than 10 years of performance history; the RESF ranked in the fourth quartile for the three-year period and the first quartile for the five- and 10-year periods ended December 31, 2014, noting the category change of the RESF during three-year period as the RESF moved from a domestic fund to a global fund and that the peer universe comparison is not favorable due to the dispersion between the domestic and global REIT market during this timeframe; and the SCEF ranked in the second quartile for the three-year period, the first quartile for the five-year period and the third quartile for the 10-year period ended December 31, 2014.

The Board considered the extent to which the advisory fees paid to the Adviser reflected economies of scale. It was noted that due to the Trust’s multi-manager structure, it is difficult for the Adviser to determine that a higher level of assets under management will mean that economies of scale have been attained. It was further noted that despite significant growth in assets since 2009, the Adviser’s overall profitability percentage has remained unchanged. The Board further considered the amount of any fees waived by the Adviser for each Fund and the total amount of fees waived for the Trust as a whole during the past year. The Board noted that the total management fees net of any fee waiver and expense reimbursement and the proposed total management fees exclusive of any fee waiver and expense reimbursement were at or below median total management fees for other similar funds at the same asset levels for the Investor Class of the GBF and RESF. For the SCEF, the Board noted that the total management fees net of any fee waiver and expense reimbursement and the proposed total management fees exclusive of any fee waiver and expense reimbursement were above median total management fees for other similar funds at the same asset levels for the Investor Class. In addition, the Board reviewed and evaluated the similar funds universe used for the SCEF comparative analysis, noting that most of the funds in this universe were not truly comparable to the multi-manager structure and/or investment composition of the SCEF. In addition, the Board considered the proposed total expense ratios net of any fee waiver and expense reimbursement and the proposed total expense ratios exclusive of any fee waiver and expense reimbursement were above median total expense ratios for other similar funds at the same assets levels for the Investor Class of each Fund. The Board concluded that upon the Adviser’s agreement to continue to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 0.92% for the Investor Class of the GBF, to 1.12% for the Investor Class of the RESF and to 1.03% for the Institutional Class and 1.29% for the Investor Class of the SCEF (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities), each Fund’s proposed advisory fee was reasonable. The Adviser agreed to this contractual waiver and reimbursement from May 1, 2015 until April 30, 2016, noting that this contractual waiver and reimbursement can only be terminated by the Board.

The Board considered the costs to GSCM of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the Amended Advisory Agreement. The Board considered the historical revenues that GSCM received for serving as Adviser to the Funds under the existing Advisory Agreement and the anticipated revenues that GSCM expected to receive for serving as Adviser to the Funds under the Amended Advisory Agreement, noting the fact that any profit received by the Adviser had been and would continue to be forwarded to its affiliate GuideStone Financial Resources, which for many years has operated at a deficit with respect to the Trust. The Board also considered the profitability estimates for the Adviser under the existing Advisory Agreement and the Amended Advisory Agreement. The Board then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board determined that the Adviser would continue to provide advisory services that are appropriate in scope and extent and that the fees paid to the Adviser by each Fund under the Amended Advisory Agreement was fair and reasonable in light of the services to be performed.

III.	Growth Equity Fund: Appointment of the New Sub-Advisers

Appointment. At a regular, in-person meeting held on February 26-27, 2015, the Board, including a majority of the Trustees who are not parties to the sub-advisory agreement between the Trust, the Adviser and each New Sub-Adviser (each a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”) or the Independent Trustees, unanimously approved a proposal by the Adviser to engage the New Sub-Advisers to provide sub-advisory services with respect to separate portions of the GEF’s assets. The New Sub-Advisers began providing sub-advisory services on April 29, 2015. The New Sub-Advisers replaced the Legacy Sub-Advisers. The New Sub-Advisers join Brown Advisory, LLC, Marsico Capital Management, LLC and Sands Capital Management, LLC (the current sub-advisers of the GEF), each of which will continue to provide sub-advisory services with respect to their allocation of the GEF’s assets.

The Adviser’s recommendation to appoint the New Sub-Advisers was based on its analysis of the GEF’s investment objective and the structure of the underlying sub-adviser composite of the GEF. The Adviser’s recommendation is intended to enhance and solidify the defensive, relative growth and core growth exposures of the GEF and enhance the GEF’s excess return potential.

Information Regarding the New Sub-Advisers.

Jackson Square. Jackson Square is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“Advisers Act”) and was founded in 2014. As of December 31, 2014, Jackson Square had assets under management of approximately $29.4 billion. Jackson Square is owned by California Street Partners, LLC and Delaware Investment Advisers (“Delaware Investments”), a series of Delaware Management Business Trust, which owns 50.1% and 49.9%, respectively, of the limited liability interests of Jackson Square. The Jackson Square Large Cap Growth Strategy is managed by a team comprised of Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer (“CIO”), Christopher J. Bonavico, CFA, Portfolio Manager, Daniel J. Prislin, CFA, Portfolio Manager, and Christopher M. Ericksen, CFA, Portfolio Manager. Prior to joining Jackson Square in May 2014, each member of the portfolio management team was with Delaware Investments for eight years. At Delaware Investments, Mr. Van Harte was CIO, Messrs. Bonavico and Prislin were Senior Portfolio Managers and Mr. Ericksen was Portfolio Manager. More information about Jackson Square is provided in Appendix E.

Loomis. Loomis is registered as an investment adviser under the Advisers Act and was founded in 1926. As of December 31, 2014, Loomis had assets under management of approximately $230.2 billion. Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The Loomis Large Cap Growth Strategy is managed by Aziz Hamzaogullari, Vice President and Portfolio Manager. Mr. Hamzaogullari has been with Loomis since 2010 and has 21 years of investment industry experience. More information about Loomis is provided in Appendix F.

Comparison of the Management Fees. The aggregate management fees paid by the GEF will increase by 0.01% (one basis point), based on current GEF assets, compared to the aggregate management fees paid by the GEF as a result of entering into the New Sub-Advisory. The GEF, not the Adviser, pays the sub-advisory fees to each New Sub-Adviser directly; therefore, the appointment of the New Sub-Advisers is not expected to affect the Adviser’s profitability. Prior to the effectiveness of the New Sub-Advisory Agreements, the Institutional and Investor Classes of the GEF paid aggregate management fees of 0.83% of average daily net assets for the year ended December 31, 2014. For the fiscal year ended December 31, 2014, the aggregate management fees paid by the GEF to the Adviser and each sub-adviser to the GEF, both as a dollar amount and as a percentage of the GEF’s net assets, were $6,523,401 (0.45%) and $5,480,626 (0.37%), respectively. As a result of the appointment of the New Sub-Advisers, the GEF anticipates paying aggregate management fees of approximately 0.84% of average daily net assets. If the new aggregate management fees had been in effect for the fiscal year ended December 31, 2014, the GEF would have paid $12,470,093 or a 4% increase to the aggregate management fees actually paid in that fiscal year.

Description of the New Sub-Advisory Agreements. The New Sub-Advisory Agreements became effective on April 9, 2015. This description of the New Sub-Advisory Agreements are qualified in their entirety by the Form of Sub-Advisory Agreement, which is included in Appendix G. Except as to compensation and effective date, the terms of the New Sub-Advisory Agreements are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the Trust’s other sub-advisers. The New Sub-Advisory Agreements will continue in effect for an initial term of two years. Thereafter, the New Sub-Advisory Agreements will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Trust, and also, in either event, if approved by a majority of the Independent Trustees.

Under the New Sub-Advisory Agreements, the New Sub-Advisers will manage the assets of the GEF that are allocated to them by the Adviser. The New Sub-Advisers have discretion pursuant to the New Sub-Advisory Agreements to purchase and sell securities for their respective allocated segment of the GEF’s assets in accordance with the GEF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser. Although the New Sub-Advisers are subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The New Sub-Advisory Agreements recognize that the New Sub-Advisers may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The New Sub-Advisory Agreements also provide that the New Sub-Advisers will (1) maintain all books and records required to be maintained by them pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions the New Sub-Advisers effect on behalf of the GEF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the GEF’s performance with respect to the New Sub-Advisers’ investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that the New Sub-Advisers normally make available to their institutional investors or other customers.

The New Sub-Advisory Agreements do not protect the New Sub-Advisers against liability to the GEF or its shareholders to which the firms might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of or breach of their duties and obligations under the New Sub-Advisory Agreements. The New Sub-Advisory Agreements will terminate automatically with respect to the GEF upon assignment or upon the termination of the GEF’s Advisory Agreement with the Adviser. The New Sub-Advisory Agreements may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

Board Considerations. In making its determination to hire the New Sub-Advisers, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by the New Sub-Advisers, the past performance records of similar accounts managed by personnel of the New Sub-Advisers who would be managing the portfolio of the GEF, fees charged to comparable clients and information regarding the New Sub-Advisers’ ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend the New Sub-Advisers. The Board received and considered information about the potential of the New Sub-Advisers to contribute economies of scale as the GEF grows in size. The Board noted the fee schedule for Jackson Square incorporates fee breakpoints, but no breakpoints would be available in the future based on current asset levels or growth in market value. In addition, the Board noted the fee schedule for Loomis did not include any future breakpoints. However, the Board considered that the Adviser had been able to negotiate fees that were favorable compared to each New Sub-Adviser’s standard fee schedule.

Because the engagement with the New Sub-Advisers is new, there is no historical profitability information with regard to each assignment within the GEF. The Board did note, however, that each New Sub-Adviser did provide an estimate of profitability. The Trustees considered the Adviser’s assessment of each New Sub-Adviser’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by each New Sub-Adviser, believed that each New Sub-Adviser was financially sound.

The Board noted that the GEF’s aggregate management fees would increase by approximately 0.01% (one basis point), based on current GEF assets, as a result of the appointment of the New Sub-Advisers. The Board also noted that the GEF, and not the Adviser, pays fees to each New Sub-Adviser directly. Therefore, the appointment of the New Sub-Advisers is not expected to affect the Adviser’s profitability. The Board noted that the management fee for the GEF would continue to be competitive with fees paid by other mutual funds to other advisers.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Sub-Advisers and their affiliates as a result of their arrangements with the GEF. The Board concluded that any potential benefits to be derived by the New Sub-Advisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the investment strategy proposed to be implemented by Jackson Square with respect to approximately 20% of the GEF’s assets that the Adviser intends to allocate to Jackson Square. The Board noted that the strategy will complement other strategies currently utilized in the GEF and, as such, will enhance the GEF’s core growth exposure. While noting that past performance does not indicate future results, the Trustees considered that the proposed Jackson Square Large Cap Growth Strategy had outperformed its benchmark index (Russell 1000® Growth Index), over the one-, three-, five- and seven-year and since inception periods ended December 31, 2014. The Trustees noted that the Adviser would make a decision regarding whether or not to utilize a transition manager once the Adviser has received further analysis of the costs, timing and mechanics of the transition to Jackson Square of its allocation of the GEF’s assets.

The Board considered the investment strategy proposed to be implemented by Loomis with respect to approximately 20% of the GEF’s assets that the Adviser intends to allocate to Loomis. The Board noted that the strategy will complement other strategies currently utilized in the GEF and, as such, will enhance the GEF’s defensive, relative growth exposure. While noting that past performance does not indicate future results, the Trustees considered that the proposed Loomis Large Cap Growth Strategy had outperformed its benchmark index (Russell 1000® Growth Index), over the three-, five- and seven-year and since inception periods ended December 31, 2014. The Trustees noted that the Adviser would make a decision regarding whether or not to utilize a transition manager once the Adviser has received further analysis of the costs, timing and mechanics of the transition to Loomis of its allocation of the GEF’s assets.

The Trustees also considered the potential costs associated with the transition management of the GEF based on information provided by the Adviser. The Trustees considered the potential costs of the transition management against the enhanced investment returns that the Adviser anticipated may result from the restructuring of the GEF over both the short and long term.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of the New Sub-Advisers. In addition, since January 1, 2014, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which the New Sub-Advisers, any parent or subsidiary of the New Sub-Advisers or any subsidiary of a parent of such entities was or is to be a party.

IV.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers. For the fiscal year ended December 31, 2014, the Funds did not engage in any affiliated brokerage transactions.

Shareholder Communications. The Board of Trustees has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Harold R. Loftin, Jr., Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Harold R. Loftin, Jr.
Chief Legal Officer and Secretary

May 26, 2015

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF MAY 12, 2015

Fund	Institutional Class	Investor Class
Global Bond Fund	32,777,677.722	8,304,116.744
Real Estate Securities Fund	15,250,270.133	11,145,281.768
Growth Equity Fund	83,509,010.977	20,526,460.350
Small Cap Equity Fund	30,609,642.706	15,550,525.896

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

THE GLOBAL BOND FUND, REAL ESTATE SECURITIES FUND,

SMALL CAP EQUITY FUND AND GROWTH EQUITY FUND

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of May 12, 2015 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	2,972,494.364	36%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	1,670,628.738	20%
Global Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas TX 75221-2190	1,554,403.586	19%
Global Bond Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas TX 75221-2190	987,271.783	12%
Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	6,641,987.756	60%
Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,092,962.401	28%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	12,136,808.807	59%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	5,722,186.326	28%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	9,375,219.195	60%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,441,255.354	29%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	10,323,633.423	31%
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	4,602,245.178	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of May 12, 2015 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	3,946,112.628	12%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	3,158,453.207	10%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	2,940,252.268	9%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190	2,290,016.032	7%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	1,699,531.174	5%
Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	3,264,098.726	21%
Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	3,062,627.938	20%
Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	1,756,367.681	12%
Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	1,288,715.063	8%
Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	1,212,489.929	8%
Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	929,456.124	6%
Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	873,626.891	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of May 12, 2015 (Percentage of shares owned rounded to the nearest whole percentage)
Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	866,491.622	6%
Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Real Assets Fund PO Box 2190 Dallas TX 75221-2190	718,115.025	5%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	20,627,135.394	25%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	14,766,418.816	18%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	10,134,261.292	12%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6,185,862.792	7%
Growth Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	4,644,358.018	6%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,407,159.920	5%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,213,181.128	5%
Growth Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	4,151,402.604	5%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	5,593,912.751	18%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,141,030.095	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of May 12, 2015 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	3,979,892.698	13%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,694,559.862	9%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	2,587,422.780	8%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	2,449,741.350	8%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	2,312,014.490	8%

APPENDIX C

MORE INFORMATION ABOUT GSCM

GSCM, with principal offices at 2401 Cedar Springs Road, Dallas, Texas 75201, is an SEC registered investment adviser. GSCM is a Texas limited liability company formed on May 1, 2014. GuideStone Investment Services, a Texas corporation (“GSIS”), is GSCM’s managing member. GSCM is the successor to GSIS. Prior to May 1, 2014, GSIS provided the investment advisory services to clients under the name of GuideStone Capital Management. GSIS has been in business since 1988 and is a wholly owned subsidiary of GuideStone Financial Resources. GSCM’s other member is GuideStone Resource Management, Inc., a Texas corporation, which is also a wholly owned subsidiary of GuideStone Financial Resources.

The following table sets forth the name, position and principal occupation of each trustee and officer of the Trust who is also an officer, employee or trustee of GSCM or GuideStone Financial Resources.

Name	Position with the Trust	Position with GSCM/Affiliates
Thomas G. Evans	Trustee	GuideStone Financial Resources— Board of Trustees Member
James W. Hixson	Trustee	GuideStone Financial Resources— Board of Trustees Member; GuideStone Advisors— Board of Directors Member; GuideStone Financial Services— Board of Directors Member
Ron W. Bass	Chief Compliance Officer and AML Officer	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources
Melanie Childers	Vice President – Fund Operations	Managing Director, Fund Operations, GuideStone Financial Resources
Ronald C. Dugan, Jr.	Vice President and Investment Officer	Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources
John R. Jones	President	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources
Harold R. Loftin, Jr.	Chief Legal Officer and Secretary	Vice President, General Counsel and Secretary, GuideStone Financial Resources
Patrick Pattison	Vice President and Treasurer	Chief Accounting Officer, GuideStone Financial Resources
Matt L. Peden	Vice President and Investment Officer	Vice President and Chief Investment Officer, GuideStone Financial Resources

The following table sets forth the name, position and principal occupation of each director and principal officer of GSCM as of May 1, 2015. Each individual’s address is 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

Name	Position/Principal Occupation
Kirk Hudson	Director
Joseph D. Fail	Director
Thomas G. Evans	Director
David B. McMillan	Director
David Morley	Director
Ronald C. Dugan, Jr.	President
Patrick Pattison	Vice President and Treasurer
Harold R. Loftin, Jr.	Secretary
Matt L. Peden	Vice President and Chief Investment Officer
Melanie Childers	Vice President – Fund Operations
Scott Cook	Financial Officer
Ron W. Bass	Chief Compliance Officer

Shareholder Service Plan. The Board of Trustees adopted a Shareholder Service Plan for the Investor Class of each Fund (“Service Plan”). Under its Service Plan, the Investor Class of each Fund is authorized to pay service fees of 0.25% of average daily net assets, effective as of May 1, 2015. Prior to that date, the Investor Class of each Fund was authorized to pay service fees of 0.24% of average daily net assets. Service fees are paid to parties that provide service for and maintain shareholder accounts. Pursuant to the Service Plan, each Fund may pay GuideStone Financial Resources and its affiliates for service activities and recordkeeping activities. During the fiscal year ended December 31, 2014, the Investor Class of the GBF, RESF and SCEF paid shareholder servicing fees of $919,591, $608,051 and $1,128,761, respectively. Had the current Service Plan with service fees of 0.25% been in place during the fiscal year ended December 31, 2014, the Investor Class of the GBF, RESF and SCEF would have paid shareholder servicing fees of $957,907, $633,387 and $1,175,792, respectively. The Service Plan will continue subsequent to the approval of the Amended Advisory Agreement.

As of the date of this Information Statement, GSCM does not manage any other funds with similar investment objectives as the Funds.

Expense Limitation. The Adviser has agreed, through April 30, 2016, to waive fees or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments to broker-dealers, (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities), which exceed, in the aggregate, 0.92%, 1.12% and 1.29% of the average daily net assets of the Investor Class of the GBF, RESF and SCEF, respectively, and 1.03% of the daily net assets of the Institutional Class of the SCEF. Each Fund has agreed to reimburse the Adviser for any operating expenses in excess of the expense limitation paid, waived or assumed by the Adviser for that Fund during the limitation period, provided the Adviser would not be entitled to recapture any amount that would cause a Fund’s operating expenses to exceed the expense limitation during the year in which the recapture would be made and provided further that no amount will be recaptured by the Adviser more than three years after the year in which it was incurred or waived by the Adviser.

Any Purchases or Sales of Securities of GSCM. Since the beginning of the most recently completed fiscal year, no Trustee of the Trust has made any purchases or sales of securities of GSCM or any of its affiliated companies.

APPENDIX D

ADVISORY AGREEMENT

This Advisory Agreement (“Contract”) is made between GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a nonprofit corporation organized under the laws of the State of Texas and registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and is authorized to offer for sale distinct series of shares of beneficial interest; and

WHEREAS the Trust desires to retain the Adviser as investment adviser to furnish certain portfolio management services This Advisory Agreement (“Contract”) is made between GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a nonprofit corporation organized under the laws of the State of Texas and registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and is authorized to offer for sale distinct series of shares of beneficial interest; and

WHEREAS the Trust desires to retain the Adviser as investment adviser to furnish certain portfolio management services to the Trust with respect to the series of shares of beneficial interest of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a “Fund”), and the Adviser is willing to furnish such services;

WHEREAS the Trust may desire to have one or more investment sub-advisers (each a “Sub-Adviser”) provide investment advisory and portfolio management services with respect to each Fund or a designated portion thereof, and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints the Adviser as investment adviser of the Trust and each Fund for the period and on the terms set forth in this Contract. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Employment: Duties of the Adviser.

(a) Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and any written guidelines, policies and procedures adopted by the Trust, the Adviser will provide a continuous investment program for all or a designated portion of the assets (“Segment”) of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Adviser will provide services under this Contract in accordance with each Fund’s investment objective, policies and restrictions as stated in the Trust’s currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”).

(b) In accordance with each Fund’s investment policies described in the Registration Statement, the Adviser is responsible for avoiding investment of Fund assets in any company that is publicly recognized, as determined by the GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by the GuideStone Financial Resources, as being incompatible with the moral and ethical posture of the GuideStone Financial Resources. The Adviser will maintain a list of such prohibited companies and in its sole discretion will amend or supplement the list from time to time. The Adviser will provide the Sub-Advisers with such amendments or supplements on a timely basis.

(c) The Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Adviser may, in its discretion, use brokers who provide the Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Adviser agrees to provide the Trust periodically with reports or other information regarding brokerage and benefits received there from. In no instance will portfolio securities be purchased from or sold to the Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d) The Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Adviser on behalf of each Fund or Segment, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust.

(e) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from a Fund or Segment, and the Adviser shall not have possession or custody thereof. The Adviser shall advise the Custodian and confirm in writing to the Trust and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Trust. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Adviser to notify the Trust if the Custodian fails to confirm in writing proper execution of the instructions.

(f) At such times as shall be reasonably requested by the Board, the Adviser will provide the Board with economic and investment analyses and reports as well as quarterly reports setting forth the investment performance of a Fund or Segment.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Adviser will assist the Administrator and/or each Fund in determining the fair valuation of all portfolio securities held in a Fund or Segment and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from one or more parties independent of the Adviser for each portfolio security held in a Fund or Segment for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

3. Retention of a Sub-Adviser. Subject to approval of the Board, the Adviser may retain one or more Sub-Advisers for a Fund, at the Fund’s own cost and expense, to provide any or all of the services specified in Section 2 hereof with regard to any Fund or Segment thereof. In the event that the Adviser retains one or more Sub-Adviser(s) for a Fund, the following provisions apply:

(a) Subject to the oversight and direction of the Board, the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective Sub-Adviser(s) for each Fund and supervising and monitoring performance of the Sub-Adviser(s) thereafter. The Adviser agrees to report to the Board the results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Trust in connection therewith. The Adviser further agrees to communicate performance expectations and evaluations to the Sub-Adviser(s), and to recommend to the Board whether agreements with Sub-Adviser(s) should be renewed, modified or terminated.

(b) The Adviser will be responsible for informing the Sub-Adviser(s) of the investment objective(s), policies and restrictions of the Fund(s) for which each Sub-Adviser is responsible, for providing the Sub-Adviser with all written guidelines, policies and procedures adopted by the Trust or the Adviser, for informing the Sub-Adviser(s) or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser(s) with respect to the Fund(s) for which each Sub-Adviser is responsible, and for timely monitoring each Sub-Adviser’s discharge of its duties, including general oversight of the voting of proxies by the Sub-Adviser(s); but the Adviser is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to it.

(c) With respect to each Sub-Adviser for a Fund, the Adviser shall enter into an agreement (“Sub-Advisory Agreement”) with the Sub-Adviser which shall be subject to approval in accordance with the 1940 Act, as modified by any order of exemption received from the United States Securities and Exchange Commission (“SEC”).

(d) Each Fund shall be responsible for the fees payable to and shall pay the Sub-Adviser(s) of the Fund the fee as specified in the Sub-Advisory Agreement relating thereto.

4. Further Duties. In all matters relating to the performance of this Contract, the Adviser will act in conformity with the Trust’s Trust Instrument, By-Laws and Registration Statement and with all written guidelines, policies and procedures adopted by the Trust and applicable to the Funds and will comply with the requirements of the 1940 Act, the Advisers Act, and the rules under each, and all other applicable federal and state laws and regulations.

5. Indemnification.

(a) The Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust.

(b) The Trust shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Trust.

6. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants, and agrees that:

(a) The Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Funds as contemplated hereby.

(b) The Trust will deliver or cause to be delivered to the Adviser a true and complete copy of the Trust’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Funds and such other information as reasonably requested by the Adviser, as is necessary for the Adviser to carry out its obligations under this Contract.

7. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants, and agrees that:

(a) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser will also immediately notify the Trust if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, involving the affairs of the Funds.

(b) The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, a senior officer of the Adviser shall furnish to the Trust (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics; and (iii) provide quarterly reports to the appropriate compliance officer on any material violations of the Adviser’s code of ethics during the period so indicated. The Adviser shall permit the Trust, the Board, and/or the Trust’s employees or agents to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1) and all other records relevant to the Adviser’s code of ethics.

(c) The Adviser has provided the Trust with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Trust at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d) The Adviser will notify the Trust of any change of control of the Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Adviser, in each case prior to such change if the Adviser is aware of such change but in any event not later than promptly after such change. The Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of such change.

(e) The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

8. Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Funds and the actions of the Adviser, the Sub-Advisers and the Trust in respect thereof.

10. Expenses.

(a) During the term of this Contract, each Fund will bear all expenses, not specifically assumed by the Adviser, incurred in its operations and the offering of its shares.

(b) Expenses borne by each Fund will include but not be limited to the following (or each Fund’s proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Fund by the Adviser under this Contract; (iii) filing fees and expenses relating to the registrations and qualification of the Fund’s shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (iv) fees and salaries, if any, payable to the Trust’s Trustees and officers who are not interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or the Adviser; (v) all expenses incurred in connection with the Trustees’ services, including travel expenses; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (viii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (ix) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; (x) charges of custodians, transfer agents and other agents; (xi) costs of preparing share certificates, if any; (xii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiii) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or the Fund; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xvii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers, (xviii) costs of mailing, stationery and communications equipment; (xix) expenses incident to any dividend, withdrawal or redemption options; (xx) charges and expenses of any outside pricing service used to value portfolio securities; (xxi) interest on borrowings of the Trust; and (xxii) fees or expenses related to license agreements with respect to securities indices.

(c) The Adviser will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

(d) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not required by this Contract to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust or a Fund on any subsequent occasion.

11. Compensation.

(a) For the services provided and the expenses assumed pursuant to this Contract, with respect to a Fund, the Trust will pay to the Adviser a fee, computed daily and paid monthly, at an annual rate as set forth on Schedule A hereto (as such schedule may be amended from time to time), expressed as a percentage of average daily net assets of the Fund.

(b) The fee shall be computed daily and paid monthly to the Adviser on or before the first business day of the next succeeding calendar month.

(c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

12. Limitation of Liability of the Adviser. The Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

13. Limitation of Trust and Shareholder Liability. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Funds, nor any officer, director or trustee of the Trust, neither as a group nor individually.

14. Duration and Termination.

(a) This Contract shall become effective for each Fund upon the commencement of operations of the Trust, provided that this Contract has been approved for each Fund by a vote of the Board, including a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of the outstanding securities of each Fund.

(b) Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund, unless any requirement for a vote of the outstanding voting securities of a Fund is rendered inapplicable by an order of exemption from the SEC.

(c) Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund upon delivery of sixty (60) days’ written notice to the Adviser and may be terminated by the Adviser at any time, without the payment of any penalty, upon delivery of sixty (60) days’ written notice to the Trust. Termination of this Contract with respect to a Fund shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Fund. This Contract shall terminate automatically in the event of its assignment.

15. Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Adviser render services under this Contract, it shall so notify the Adviser in writing. If the Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

16. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Contract as to a Fund shall be effective until approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the outstanding voting securities of a Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

17. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

18. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

19. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail asset forth herein). All notices provided to Adviser will be sent to the attention of Matt Peden. All notices provided to the Trust will be sent to the attention of Ron Dugan.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of May 1, 20151.

GUIDESTONE FUNDS
2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:	By:
Name: Melanie Childers	Name: John R. Jones
Title: Vice President – Fund Operations	Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC
2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:	By:
Name: Matt L. Peden	Name: Ronald C. Dugan, Jr.
Title: Vice President and	Title: President
Chief Investment Officer

[1] Original Agreement dated August 27, 2001
Amended as of September 13, 2005
Amended as of July 28, 2006
Amended as of September 14, 2006
Amended as of September 1, 2007	revised: JEN	approved: PAW
Amended as of June 1, 2008	revised: JEN	approved: PAW
Amended as of May 19, 2009	revised: MRC	approved: PAW
Amended as of May 25, 2011	revised: JEN	approved: PAW
Amended as of January 1, 2012	revised: JEN	approved: PAW
Amended as of July 1, 2013	revised: JET	approved: PAW
Amended as of October 31, 2013	revised: JET	approved: PAW
Amended as of May 1, 2014	revised: JDS	approved: MRC
Amended as of May 1, 2015	revised: JLG	approved: MRC

SCHEDULE A

Date Target Funds
MyDestination 2005 Fund	0.10%
MyDestination 2015 Fund	0.10%
MyDestination 2025 Fund	0.10%
MyDestination 2035 Fund	0.10%
MyDestination 2045 Fund	0.10%
MyDestination 2055 Fund	0.10%

Asset Allocation Funds
Conservative Allocation Fund	0.10%
Balanced Allocation Fund	0.10%
Growth Allocation Fund	0.10%
Aggressive Allocation Fund	0.10%
Conservative Allocation Fund I	0.10%
Balanced Allocation Fund I	0.10%
Growth Allocation Fund I	0.10%
Aggressive Allocation Fund I	0.10%

Select Funds
Money Market Fund	0.07%
Low-Duration Bond Fund	0.11%
Medium-Duration Bond Fund	0.13%
Extended-Duration Bond Fund	0.25%
Inflation Protected Bond Fund	0.20%
Global Bond Fund	0.25%
Flexible Income Fund	0.20%
Defensive Market Strategies Fund	0.33%
Real Assets Fund	0.10%
Equity Index Fund	0.08%
Real Estate Securities Fund	0.30%
Value Equity Fund	0.33%
Growth Equity Fund	0.33%
Small Cap Equity Fund	0.33%
International Equity Index Fund*	0.10%
International Equity Fund	0.33%
Emerging Markets Equity Fund	0.33%
Global Natural Resources Equity Fund	0.36%
*Effective June 1, 2015.

APPENDIX E

MORE INFORMATION ABOUT JACKSON SQUARE

Jackson Square, with principal offices at 101 California Street, Suite 3750, San Francisco, California 94111, is an SEC registered investment adviser, founded in 2014 with $29.4 billion in assets under management as of December 31, 2014. Jackson Square is owned by California Street Partners, LLC and Delaware Investment Advisers (“Delaware Investments”), a series of Delaware Management Business Trust, which owns 50.1% and 49.9%, respectively, of the limited liability interests of Jackson Square.

Listed below are the names, addresses and principal occupations during the past five years for the directors and officers of Jackson Square:

Name	Position with Investment Adviser
Jeffrey S. Van Harte, CFA	Chief Investment Officer and Chairman and Member of the Board of Managers, May 2014 – Present; Chief Investment Officer, Delaware Focus Growth, Delaware Investment Advisers, April 2005 – April 2014
Kevin Brown	Principal Executive Officer, Managing Partner and Member of the Board of Managers, May 2014 – Present; Investment Specialist, Delaware Focus Growth, Delaware Investment Advisers, October 2006 – April 2014
Daniel J. Prislin, CFA	Portfolio Manager/Analyst and Member of the Board of Managers, May 2014 – Present; Portfolio Manager/Analyst, Delaware Focus Growth, Delaware Investment Advisers, April 2005 – April 2014
Van Tran	Chief Financial Officer, May 2014 – Present; Portfolio Manager/Analyst, Delaware Focus Growth, Delaware Investment Advisers, April 2005 – April 2014

The business address of each person listed above is the same as the address for Jackson Square.

Jackson Square also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the GEF:

Fund	Approximate Net Assets as of December 31, 2014 (in millions)	Annual Investment Advisory Fee*
Fund A	$275	0.275%
Fund B	$527	0.30%
Fund C	$3,575	0.325%
Fund D	$517	0.20%

E-1

Fund	Approximate Net Assets as of December 31, 2014 (in millions)	Annual Investment Advisory Fee*
Fund E	$427	0.20%
Fund F	$408	0.40% on first $200 million and 0.35% thereafter
Fund G	$330	0.20%
Fund H	$142	0.40% on first $200 million and 0.35% thereafter
Fund I	$583	0.40%
Fund J	$521	0.45%
Fund K	$526	0.41%
Fund L	$2,205	0.19% management fee
Fund M	$168	0.15% management fee

*As a percentage of average net assets.

E-2

APPENDIX F

MORE INFORMATION ABOUT LOOMIS

Loomis, with principal offices at One Financial Center, 34th Floor, Boston, Massachusetts 02111, is an SEC registered investment adviser, founded in 1926 with $230.2 billion in assets under management as of December 31, 2014. Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Listed below are the names, addresses and principal occupations during the past five years for the directors and officers of Loomis:

Name	Position with Investment Adviser
Robert J. Blanding	Chairman, formerly, Chief Executive Officer
Kevin P. Charleston	Chief Executive Officer, President and Director, formerly, Chief Financial Officer
Daniel J. Fuss	Executive Vice President and Vice Chairman
John F. Gallagher, III	Executive Vice President and Director
John R. Gidman	Executive Vice President and Director
John T. Hailer	Director; President and Chief Executive Officer, U.S. and Asia of Natixis Global Asset Management, L.P.
Jean S. Loewenberg	Executive Vice President, Secretary and Director
Jaehoon Park	Executive Vice President, Chief Investment Officer and Director
John F. Russell	Executive Vice President and Director
Pierre P. Servant	Director; Chief Executive Officer of Natixis Global Asset Management, S.A.
Paul J. Sherba	Vice President and Chief Financial Officer, formerly, Treasurer

The business address of each person listed above is the same as the address for Loomis, except Messrs. Hailer and Servant. Mr. Hailer’s business address is Natixis Global Asset Management, L.P., 399 Boylston Street, Boston, Massachusetts 02116. Mr. Servant’s business address is Natixis Global Asset Management, 21 quai d’ Austerlitz, 75634 Paris cedex 13, France.

F-1

Loomis also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the GEF:

Fund	Approximate Net Assets as of December 31, 2014 (in millions)	Annual Investment Advisory Fee*
Loomis Sayles Growth Fund	$1,005	0.25%
Saratoga Large Capitalization Growth Portfolio	$36	0.30% on first $50 million 0.20% on next $50 million Negotiated thereafter
Advanced Series Trust, AST Loomis Sayles Large Cap Growth Portfolio	$2,964	0.25%

*As a percentage of average net assets.

F-2

APPENDIX G

FORM OF SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a non-profit limited liability company organized under the laws of the State of Texas, and                                              , a registered investment advisor organized under the laws of the State of                              (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the                                  (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1. Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2. Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3. Duties as Sub-Adviser.

(a) Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b) In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c) The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d) Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f) All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the

Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g) The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4. Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5. Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6. Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7. Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8. Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9. Indemnification.

(a) The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b) The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c) The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d) The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a) The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b) The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11. Representations of Adviser. The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d) The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f) The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14. Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15. Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16. Duration and Termination.

(a) Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund, unless any requirement for a vote of the outstanding voting securities of a Fund is rendered inapplicable by an order of the exemption from the SEC.

(b) Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18. Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of                                                      .

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                     .2

GUIDESTONE FUNDS –

2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:	By:
Name: Melanie Childers	Name: John R. Jones
Title: Vice President – Fund Operations	Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC
2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:	By:
Name: Matt L. Peden	Name: Ronald C. Dugan, Jr.
Title: Vice President and Chief Investment Officer	Title: President

SUB-ADVISER

Attest
By:	By:
Name:	Name:
Title:	Title:

[2]	Original Contract dated

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE

Monthly

1.	Transaction and valuation reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.
4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
6.	Attribution analysis report.
7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.

SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated form ADV parts I and II, or more frequently if revised during the year.

Periodic

1.

Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.
5.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.
9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.
10.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and                     , (“Sub-Adviser”) relating to the                      (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

                                                         Average Daily Net Assets                                         Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

Ronald C. Dugan, Jr.	President

Matt L. Peden	Vice President and Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Harold R. Loftin, Jr.	Secretary

Ronald W. Bass	Chief Compliance Officer